InfraCap MLP ETF (Ticker: AMZA) (the “Fund”),

a series of ETFis Series Trust I

Supplement dated July 28, 2023 to the Fund’s

Prospectus dated February 28, 2023, as supplemented

Important Notice to Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Following the conclusion of a regular tax analysis conducted on the Fund, Virtus ETF Advisers LLC, the Fund’s investment adviser, is announcing a change in accounting estimate related to the Fund's net deferred tax liability.

▪	As a result of a change in accounting estimate the Fund will record a Deferred Tax Liability of approximately $14,455,365 (approximately $1.5232 per share).

▪	The accrual of the Deferred Tax Liability will be calculated into the net asset value of the Fund on July 31, 2023.

▪	Going forward, the Fund will continue to review the inputs related to Deferred Tax Liabilities and update any assumptions to estimates as new information becomes available.

Accordingly, effective immediately, the fourth paragraph under the section titled “Federal Income Taxes – Tax Treatment of Fund Shareholders – Receipt of Distributions” is hereby replaced with the following information:

The Tax Cuts and Jobs Act (“TCJA”), signed into law on December 22, 2017, made modifications to the corporate net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20-year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization (the “80% limitation”). The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), signed into law on March 27, 2020, included a provision restricting the 80% limitation to tax years beginning after December 31, 2020. As of October 31, 2022, the Fund had NOLs available to offset future taxable income. Based on the Fund's taxable income estimates for the current fiscal year end, the Fund anticipates it will fully utilize the pre-TCJA NOLs and the post-TCJA NOLs, resulting in an estimated federal tax liability owed for the year ended October 31, 2023.

The Fund will rely to a large extent on information provided by the MLPs, which is largely reported on a delayed basis and is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund's deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions and market conditions. The Fund's estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund's deferred tax liability used to calculate the Fund's NAV could vary significantly from the Fund's actual tax liability.

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023, in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis.

Investors should retain this supplement for future reference.